                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06600

                SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       09/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Value Builder Fund

Semiannual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to investment rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Value Builder Fund with an inception date of January 18, 1984 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Flag Investors Value Builder Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.37%	11.41%	15.33%	4.20%	9.84%
Class B	2.98%	10.55%	14.47%	3.43%	9.02%
Class C	2.97%	10.60%	14.48%	3.43%	9.04%
S&P 500 Index+	5.02%	12.25%	16.72%	-1.49%	9.49%
Blended Index++	3.80%	7.99%	11.30%	1.67%	8.36%
Scudder Flag Investors Value Builder Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	3.53%	11.69%	15.61%	4.47%	10.12%
S&P 500 Index+	5.02%	12.25%	16.72%	-1.49%	9.61%
Blended Index++	3.80%	7.99%	11.30%	1.67%	8.41%

Sources: Lipper Inc. and Investment Company Capital Corp.

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/05	$ 24.02	$ 24.04	$ 24.05	$ 24.25
3/31/05	$ 23.49	$ 23.50	$ 23.52	$ 23.71
Distribution Information: Six Months: Income Dividends as of 9/30/05	$ .26	$ .17	$ .17	$ .29
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,501	$14,458	$11,580	$24,088
	Average annual total return	5.01%	13.08%	2.98%	9.19%
Class B	Growth of $10,000	$10,755	$14,800	$11,734	$23,713
	Average annual total return	7.55%	13.96%	3.25%	9.02%
Class C	Growth of $10,000	$11,060	$15,005	$11,839	$23,757
	Average annual total return	10.60%	14.48%	3.43%	9.04%
S&P 500 Index+	Growth of $10,000	$11,225	$15,901	$9,278	$24,755
	Average annual total return	12.25%	16.72%	-1.49%	9.49%
Blended Index++	Growth of $10,000	$10,799	$13,786	$10,865	$22,318
	Average annual total return	7.99%	11.30%	1.67%	8.36%

The growth of $10,000 is cumulative.

Comparative Results as of 9/30/05
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,116,900	$1,545,200	$1,244,100	$2,599,900
	Average annual total return	11.69%	15.61%	4.47%	10.12%
S&P 500 Index+	Growth of $1,000,000	$1,122,500	$1,590,100	$927,800	$2,484,300
	Average annual total return	12.25%	16.72%	-1.49%	9.61%
Blended Index++	Growth of $1,000,000	$1,079,900	$1,378,600	$1,086,500	$2,227,400
	Average annual total return	7.99%	11.30%	1.67%	8.41%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings — Balanced Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	169	of	629	27
3-Year	29	of	461	7
5-Year	67	of	366	19
10-Year	16	of	169	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,033.70	$ 1,029.80	$ 1,029.70	$ 1,035.30
Expenses Paid per $1,000*	$ 5.86	$ 9.67	$ 9.67	$ 4.59
Hypothetical 5% Fund Return	Class A	Class B	Class C	InstitutionalClass
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,019.30	$ 1,015.54	$ 1,015.54	$ 1,020.56
Expenses Paid per $1,000*	$ 5.82	$ 9.60	$ 9.60	$ 4.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Value Builder Fund	1.15%	1.90%	1.90%	.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Hobart Buppert addresses the recent market backdrop, fund performance, and the management team's strategy for the six-month period ended September 30, 2005.

Q:  How did the US stock market perform during the semiannual period?

A:  Despite a potentially challenging backdrop, the US market managed to produce a gain of 5.02% during the reporting period (as measured by the S&P 500 Index). The hurdles to performance included rising energy prices, the Federal Reserve Board's continued series of interest rate hikes, Hurricane Katrina, and a litany of investor concerns led by the growing federal deficit and the potential for slower economic growth and inflation. In an impressive display of resilience, stocks moved higher in the face of these potential obstacles on the strength of a summer rally. A large percentage of the gain in the S&P 500 was the result of the sharp rise in energy stocks. Still, we view the stock market's positive return amid a difficult period as an indication that investors continue to find compelling values in the current market environment.

Q:  How did the fund perform?

A:  Scudder Flag Investors Value Builder Fund Class A shares gained 3.37% during the six-month period ended September 30, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

The fund underperformed the 5.02% return of one of the fund' benchmarks, the S&P 500 Index. The primary reason for this underperformance is that the S&P 500 has a much larger weighting in energy stocks than we hold in the portfolio. Given that the sector performed so well on the strength of the sharply rising prices for oil and gas, our smaller weighting in this area held back the fund's short-term performance relative to this benchmark.

For comparative purposes, we also weigh the fund against a proprietary blended benchmark that, like the fund, is made up of both stocks and bonds. This benchmark, which is a weighted combination of three unmanaged indices consisting of 60% S&P 500, 35% Lehman Brothers Intermediate Government/Credit Index, and 5% Merrill Lynch 3-month T-bill Index, returned 3.80% for the same period. While the fund slightly underperformed the blended benchmark over the reporting period, it has exceeded this benchmark over the one-, three-, five- and 10-year time periods.

The fund trailed the 4.52% average return of the 629 funds in its Lipper Balanced Funds peer group for the period.1 It is important to note, however, that as long-term investors we do not believe a six-month interval is a lengthy enough period to effectively measure our performance as managers. Over the one-, three-, five- and 10-year periods, the fund outperformed the average return of its peer group and finished in the top 27th, 7th, 19th and 10th percentiles, respectively, in those intervals. While past performance is no guarantee of future results, of course, we believe this record helps illustrate the value of our disciplined, long-term approach to investing.

1 The Balanced Funds category tracked by Lipper Inc. comprises funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the ratio of stocks to bonds is approximately 60%/40%.

Q:  Will you review your investment approach?

A:  In the equity portion of the portfolio, we focus on individual stock selection rather than trying to predict the direction of the economy or the performance of particular sectors or of the market as a whole. We look for stocks that have fallen out of favor and whose prices do not, in our view, reflect the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered "value stocks," since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management team, and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations.

The fixed-income portion of the portfolio is used to mitigate risk and generate dependable income for fund shareholders. We select bonds using the same bottom-up, fundamental research techniques that we use to assess equities. To reduce maturity risk, we focus on issues with maturities of two to 10 years.

Q:  What individual holdings helped performance?

A:  A number of stocks helped the fund's performance during the reporting period, including Wellpoint Inc., Kinder Morgan Management LLC, CONSOL Energy, Inc. and Champion Enterprises, Inc.

Wellpoint: A provider of managed health care plans for both large and small companies, Wellpoint benefited from strong underlying economics and robust earnings growth. The stock rose from $62.67 (adjusted for a split) to $75.82 during the six-month period and, as the largest holding in the portfolio, made a significant contribution to performance. The services provided by the company are in high demand because employers are increasingly seeking ways to cope with the rising cost of health care. Although Wellpoint's stock has performed well for the past two and a half years, we believe it is still trading below its intrinsic value. Equally important, the company generates much higher cash flow than it needs to run the business. We are comfortable owning Wellpoint when it is executing well and trading at a valuation discount to the stock market as a whole.2

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Kinder Morgan: A large energy transportation and storage company, Kinder Morgan operates more than 35,000 miles of pipelines and approximately 145 terminals. As such, it is a "toll taker" for the energy industry and is less affected by energy price swings than most other stocks in the sector, meaning that its earnings are more likely to hold up well even if the oil price declines. We believe that Kinder Morgan will continue to execute well and, as an added positive, is likely to raise its dividend payout.

CONSOL Energy: This stock was an outstanding performer during the reporting period. The company — which sells gas and coal to the producers of electricity and metals — will, in the next one to two years, renew a substantial number of its contracts at levels that reflect higher energy prices. Anticipating this, investors have driven up the price of the stock in recent months. We believe CONSOL's stock price has moved closer to the company's intrinsic value as a result of this rally, so we elected to take some profits in this position.

Champion Enterprises: The fund has owned stock in this company, one of the largest mobile home companies in the United States, for more than five years. Following our initial purchase, the company ran into some troubles that caused the stock to decline in price; among the problems were issues with excessive inventory and financing. However, the company has rebounded in the last two years and has returned to profitability. We believe that there is still room for growth with this stock and that our patient, long-term approach to investing is being rewarded.

Q:  What were some positions that did not work as well during the semiannual period?

A:  Two holdings — Tyco International Ltd. and Blyth, Inc. — were notable detractors from the fund's return.

Tyco: During the second quarter, Tyco's stock — which had been performing well for more than two years — weakened when the company revised its outlook for earnings and free cash flow. Despite this setback, we continue to hold Tyco in the portfolio. The current management team has strengthened the balance sheet and improved the company's operations. In addition, we believe the stock is selling at an attractive valuation given its earnings growth potential and significant free cash flow, which it is using to buy back stock. We see no fundamental problems with Tyco, and we believe the market's reaction to the earnings warning is likely to prove short-sighted.

Blyth: One of the largest makers of candles and home fragrances in the United States, Blyth has been hurt as slower sales growth has prompted investors to place a lower valuation on its shares. The company has responded with a plan to split its operations into two parts consisting of a wholesale business and a direct-sales business. We believe this strategy will unlock value over time.

Q:  How did the fund's positions in the bond market affect performance?

A:  The fixed-income portion of the fund is invested primarily in corporate bonds, but there is also a small position in US Treasury bonds. While the US Treasury bond market outperformed the bond market as a whole on the strength of heavy buying from overseas investors, we find many of the corporate bonds we hold to be compelling, offering yields substantially above the yield on Treasuries of comparable maturity. Another aspect of the fund's bond portfolio that we feel positive about is that approximately 35% of the bond holdings in the fund are going to mature in two years or less. Being in a rising-interest-rate environment, as we are now, means that we can take the assets of these soon-to-be maturing bonds and invest them in bonds with higher interest rates. Overall, we are confident that the fund holds a well-diversified portfolio of reasonably valued bonds issued by fundamentally sound corporations.

Q:  Do you have any closing thoughts for shareholders?

A:  During the past decade, significant volatility in investor behavior caused the market to go through extreme highs and lows. The greed of 1998 and 1999 gave way to fear, as evidenced by the markets of 2000 to 2002. The fund weathered this difficult and challenging period well due, we believe, to our focus on stock picking and the long-term investment horizon. Today, we are seeing more reasonable valuations in the stock market. Notably, the valuations of many companies we hold in the portfolio continue to grow more attractive because their earnings have been rising more rapidly than their stock prices. We are pleased with the portfolio's positioning and believe our investment process is well-suited for the current environment, which is driven more by the fundamental strength of individual companies than by investor emotions. Looking ahead, we will continue to serve the long-term financial goals of our shareholders by adhering to our disciplined investment process.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation	9/30/05	3/31/05

Common Stocks	75%	76%
Corporate Bonds	21%	20%
Repurchase Agreements	2%	—
Foreign Bonds — US$ Denominated	1%	1%
US Treasury Obligations	1%	—
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/05	3/31/05

Financials	27%	25%
Health Care	19%	17%
Industrials	19%	20%
Consumer Discretionary	16%	18%
Information Technology	7%	7%
Energy	6%	4%
Consumer Staples	4%	2%
Materials	2%	3%
Telecommunication Services	—	2%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2005 (40.2% of Net Assets)
1. WellPoint, Inc. Provider of health care services	7.8%
2. Cendant Corp. Provider of consumer and business services globally	5.7%
3. American Financial Realty Trust Operator of a real estate trust	4.5%
4. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	4.0%
5. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.9%
6. Citigroup, Inc. Provider of diversified financial services	3.6%
7. First Data Corp. Provider of electronic commerce solutions	3.1%
8. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	2.6%
9. Altria Group, Inc. Parent Company operating in the tobacco and food industries	2.5%
10. Time Warner, Inc. Operator of media and entertainment company	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 74.3%
Consumer Discretionary 11.8%
Auto Components 0.7%
BorgWarner, Inc.	70,000	3,952,200
Household Durables 2.9%
Blyth, Inc.	331,800	7,395,822
Champion Enterprises, Inc.*	651,200	9,624,736
		17,020,558
Media 7.4%
Clear Channel Communications, Inc.	379,986	12,497,740
Comcast Corp. "A"*	175,000	5,141,500
Dex Media, Inc.	141,300	3,926,727
LodgeNet Entertainment Corp.*	542,826	7,995,827
Time Warner, Inc.	808,800	14,647,368
		44,209,162
Specialty Retail 0.8%
TJX Companies, Inc.	243,100	4,978,688
Consumer Staples 3.2%
Food & Staples Retailing 0.7%
Costco Wholesale Corp.	100,400	4,326,236
Tobacco 2.5%
Altria Group, Inc.	201,500	14,852,565
Energy 4.7%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC*	464,658	23,028,450
Kinder Morgan, Inc.	50,191	4,826,367
		27,854,817
Financials 20.3%
Banks 0.6%
Fifth Third Bancorp.	103,600	3,805,228
Consumer Finance 5.0%
AmeriCredit Corp.*	552,900	13,197,723
Capital One Financial Corp.	120,900	9,613,968
MBNA Corp.	270,000	6,652,800
		29,464,491
Diversified Financial Services 5.0%
Citigroup, Inc.	470,800	21,430,816
Freddie Mac	146,400	8,265,744
		29,696,560
Insurance 3.6%
Hilb, Rogal & Hobbs Co.	121,700	4,541,844
MBIA, Inc.	118,450	7,180,439
Quanta Capital Holdings Ltd.*	70,000	420,000
XL Capital Ltd. "A"	135,700	9,231,671
		21,373,954
Real Estate 6.1%
American Financial Realty Trust (REIT)	1,871,000	26,568,200
American Home Mortgage Investment Corp. (REIT)	167,000	5,060,100
Fieldstone Investment Corp. (REIT)	100,000	1,166,000
Saxon Capital, Inc. (REIT)	282,000	3,341,700
		36,136,000
Health Care 14.0%
Health Care Providers & Services 12.0%
Cardinal Health, Inc.	238,250	15,114,580
Coventry Health Care, Inc.*	93,000	7,999,860
Laboratory Corp. of America Holdings*	40,000	1,948,400
WellPoint, Inc.*	613,600	46,523,152
		71,585,992
Pharmaceuticals 2.0%
Johnson & Johnson	186,000	11,770,080
Pfizer, Inc.	8,000	199,760
		11,969,840
Industrials 13.9%
Airlines 0.6%
Southwest Airlines Co.	224,000	3,326,400
Commercial Services & Supplies 7.9%
Allied Waste Industries, Inc.*	1,500,900	12,682,605
Cendant Corp.	1,653,000	34,117,920
		46,800,525
Industrial Conglomerates 4.0%
Tyco International Ltd.	860,400	23,962,140
Machinery 1.4%
SPX Corp.	180,000	8,271,000
Information Technology 5.2%
Computers & Peripherals 2.1%
Hewlett-Packard Co.	157,500	4,599,000
International Business Machines Corp.	98,000	7,861,560
		12,460,560
IT Consulting & Services 3.1%
First Data Corp.	463,416	18,536,640
Materials 1.2%
Metals & Mining 1.0%
CONSOL Energy, Inc.	76,000	5,796,520
Paper & Forest Products 0.2%
International Paper Co.	40,000	1,192,000
Total Common Stocks (Cost $250,281,439)		441,572,076
	Principal Amount ($)	Value ($)

Corporate Bonds 20.6%
Consumer Discretionary 6.6%
Blyth, Inc.:
5.5%, 11/1/2013	1,600,000	1,406,072
7.9%, 10/1/2009	4,500,000	4,654,548
Clear Channel Communications, Inc.:
5.5%, 9/15/2014	1,000,000	963,863
6.0%, 11/1/2006	5,200,000	5,274,724
Dex Media West LLC/Finance, 5.875%, 11/15/2011	1,000,000	990,000
EchoStar DBS Corp., 6.625%, 10/1/2014	1,000,000	990,000
Host Marriott LP, 7.125%, 11/1/2013	3,600,000	3,676,500
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,090,627
LodgeNet Entertainment Corp., 9.5%, 6/15/2013	1,000,000	1,095,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,300,022
MGM MIRAGE:
5.875%, 2/27/2014	2,000,000	1,900,000
144A, 6.625%, 7/15/2015	2,500,000	2,471,875
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,105,438
Tenneco Automotive, Inc., 8.625%, 11/15/2014	1,000,000	1,007,500
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,092,886
XM Satellite Radio, Inc., 8.242%**, 5/1/2009	1,000,000	1,011,250
		39,030,305
Consumer Staples 0.3%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,033,629
Chattem, Inc., 6.87%**, 3/1/2010	500,000	505,000
Spectrum Brands, Inc., 7.375%, 2/1/2015	500,000	450,000
		1,988,629
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,212,114
Financials 1.3%
General Motors Acceptance Corp., 6.875%, 8/28/2012	1,000,000	894,958
Host Marriott LP, (REIT), 6.375%, 3/15/2015	500,000	485,000
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,189,912
JPMorgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,049,652
		7,619,522
Health Care 2.2%
Coventry Health Care, Inc., 5.875%, 1/15/2012	500,000	507,500
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,859,516
Tenet Healthcare Corp., 6.5%, 6/1/2012	9,350,000	8,718,875
WellPoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,012,739
		13,098,630
Industrials 3.9%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	5,350,000	4,988,875
144A, 7.25%, 3/15/2015	1,000,000	985,000
Cendant Corp., 6.875%, 8/15/2006	5,475,000	5,576,742
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,044,132
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,045,330
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,392,025
7.35%, 5/15/2007	261,000	271,552
Raychem Corp., 7.2%, 10/15/2008	3,815,000	4,058,317
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,099,036
		23,461,009
Information Technology 2.6%
Electronic Data Systems Corp., Series B, 6.5%, 8/1/2013	2,000,000	2,048,736
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,357,953
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,040,614
7.65%, 8/15/2009	1,000,000	1,071,896
SunGard Data Systems, Inc.:
LIBOR, plus 4.50, 144A, 8.525%**, 8/15/2013	600,000	621,000
144A, 9.125%, 8/15/2013	600,000	621,750
		15,761,949
Telecommunication Services 2.2%
American Tower Corp.:
7.125%, 10/15/2012	3,000,000	3,150,000
7.5%, 5/1/2012	500,000	530,000
Citizens Communications Co., 6.25%, 1/15/2013	1,800,000	1,728,000
Qwest Communications International, Inc.:
7.25%, 2/15/2011	2,000,000	1,947,500
7.29%**, 2/15/2009	1,000,000	987,500
7.5%, 2/15/2014	3,000,000	2,850,000
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,077,196
		13,270,196
Utilities 1.1%
CalEnergy Co., Inc., 7.63%, 10/15/2007	5,000,000	5,271,695
MidAmerican Energy Holdings Co., Series D, 5.0%, 2/15/2014	1,000,000	981,998
		6,253,693
Total Corporate Bonds (Cost $119,507,124)		122,696,047

Foreign Bonds — US$ Denominated 1.2%
Industrials
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	3,020,031
6.375%, 10/15/2011	1,000,000	1,065,882
6.75%, 2/15/2011	3,000,000	3,240,321
Total Foreign Bonds — US$ Denominated (Cost $6,317,610)		7,326,234
	Shares	Value ($)

Preferred Stocks 0.3%
Financials
American Home Mortgage Investment Corp. (REIT), Series B, 9.25% (Cost $1,527,440)	61,000	1,586,000
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.5%
US Treasury Note, 3.375%, 2/28/2007 (Cost $2,990,625)	3,000,000	2,967,186

Repurchase Agreements 2.3%
State Street Bank and Trust Co., 3.15%, dated 9/30/2005, to be repurchased at $13,899,648 on 10/3/2005 (a) (Cost $13,896,000)	13,896,000	13,896,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $394,520,238)+	99.2	590,043,543
Other Assets and Liabilities, Net	0.8	4,544,684
Net Assets	100.0	594,588,227

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2005.

+ The cost for federal income tax purposes was $394,520,238. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $195,523,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $205,801,448 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,278,143.

(a) Collateralized by $9,975,000 US Treausury Bond, 8.75%, maturing on 5/15/2017 with a value of $14,176,969.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $394,520,238)	$ 590,043,543
Cash	487
Receivable for investments sold	2,449,874
Dividends receivable	1,113,934
Interest receivable	2,460,399
Receivable for Fund shares sold	200,673
Other assets	88,748
Total assets	596,357,658
Liabilities
Payable for Fund shares redeemed	1,034,663
Accrued investment advisory fee	382,752
Other accrued expenses and payables	352,016
Total liabilities	1,769,431
Net assets, at value	$ 594,588,227
Net Assets
Net assets consist of: Undistributed net investment income	846,339
Net unrealized appreciation (depreciation) on investments	195,513,625
Accumulated net realized gain (loss)	11,661,591
Paid-in capital	386,566,672
Net assets, at value	$ 594,588,227

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($453,970,616 ÷ 18,897,343 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 24.02
Maximum offering price per share (100 ÷ 94.25 of $24.02)	$ 25.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,090,084 ÷ 960,669 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 24.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,683,119 ÷ 1,151,273 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 24.05
Institutional Class Net Asset Value, offering and redemption price(a) per share ($89,844,408 ÷ 3,705,383 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 24.25

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 5,196,215
Interest	4,823,604
Interest — Scudder Cash Management QP Trust	79,127
Total Income	10,098,946
Expenses: Investment advisory fee	2,299,037
Services to shareholders	250,490
Custody and accounting fees	73,099
Distribution and shareholder servicing fees	867,531
Auditing	26,632
Legal	23,446
Directors' fees and expenses	11,544
Reports to shareholders	30,082
Registration fees	29,185
Other	19,011
Total expenses before expense reductions	3,630,057
Expense reductions	(5,147)
Total expenses after expense reductions	3,624,910
Net investment income (loss)	6,474,036
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	19,059,301
Net unrealized appreciation (depreciation) during the period on investments	(5,532,051)
Net gain (loss) on investment transactions	13,527,250
Net increase (decrease) in net assets resulting from operations	$ 20,001,286

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2005 (Unaudited)	Year Ended March 31, 2005
Operations: Net investment income (loss)	$ 6,474,036	$ 10,675,413
Net realized gain (loss) on investment transactions	19,059,301	21,286,312
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,532,051)	(22,937,570)
Net increase (decrease) in net assets resulting from operations	20,001,286	9,024,155
Distributions to shareholders from: Net investment income: Class A	(4,965,921)	(7,739,611)
Class B	(181,984)	(408,926)
Class C	(196,944)	(283,283)
Institutional Class	(1,080,447)	(2,087,009)
Fund share transactions: Proceeds from shares sold	31,479,369	113,684,089
Reinvestment of distributions	5,462,855	8,985,730
Cost of shares redeemed	(75,637,786)	(170,932,500)
Redemption fees	114	105
Net increase (decrease) in net assets from Fund share transactions	(38,695,448)	(48,262,576)
Increase (decrease) in net assets	(25,119,458)	(49,757,250)
Net assets at beginning of period	619,707,685	669,464,935
Net assets at end of period (including undistributed net investment income of $846,339 and $797,599, respectively)	$ 594,588,227	$ 619,707,685

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.49	$ 23.51	$ 16.75	$ 21.87	$ 21.78	$ 23.27
Income (loss) from investment operations: Net investment income (loss)	.26[b]	.39[b]	.37[b]	.44[b]	.41	.49
Net realized and unrealized gain (loss) on investment transactions	.53	(.02)	6.80	(5.06)	.10	.50
Total from investment operations	.79	.37	7.17	(4.62)	.51	.99
Less distributions from: Net investment income	(.26)	(.39)	(.41)	(.50)	(.36)	(.73)
Net realized gains on investment transactions	—	—	—	—	(.06)	(1.75)
Total distributions	(.26)	(.39)	(.41)	(.50)	(.42)	(2.48)
Redemption fees	—***	—***	—	—	—	—
Net asset value, end of period	$ 24.02	$ 23.49	$ 23.51	$ 16.75	$ 21.87	$ 21.78
Total Return (%)[c]	3.37**	1.57	43.22	(21.27)	2.37	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	454	466	451	338	553	550
Ratio of expenses (%)	1.15*	1.14	1.15	1.11	1.09	1.11
Ratio of net investment income (loss) (%)	2.16*	1.70	1.77	2.38	1.86	2.13
Portfolio turnover rate (%)	19*	17	13	12	12	8

[a] For the six months ended September 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.50	$ 23.52	$ 16.75	$ 21.80	$ 21.71	$ 23.22
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.22[b]	.22[b]	.29[b]	.25	.31
Net realized and unrealized gain (loss) on investment transactions	.54	(.03)	6.79	(5.03)	.10	.50
Total from investment operations	.71	.19	7.01	(4.74)	.35	.81
Less distributions from: Net investment income	(.17)	(.21)	(.24)	(.31)	(.20)	(.57)
Net realized gains on investment transactions	—	—	—	—	(.06)	(1.75)
Total distributions	(.17)	(.21)	(.24)	(.31)	(.26)	(2.32)
Redemption fees	—***	—***	—	—	—	—
Net asset value, end of period	$ 24.04	$ 23.50	$ 23.52	$ 16.75	$ 21.80	$ 21.71
Total Return (%)[c]	2.98**	.83	42.20	(21.84)	1.63	3.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	35	60	60	116	110
Ratio of expenses (%)	1.90*	1.91	1.90	1.87	1.84	1.86
Ratio of net investment income (loss) (%)	1.41*	.93	1.02	1.62	1.11	1.38
Portfolio turnover rate (%)	19*	17	13	12	12	8

[a] For the six months ended September 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.52	$ 23.53	$ 16.76	$ 21.82	$ 21.73	$ 23.22
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.22[b]	.21[b]	.30[b]	.26	.32
Net realized and unrealized gain (loss) on investment transactions	.53	(.02)	6.80	(5.05)	.09	.51
Total from investment operations	.70	.20	7.01	(4.75)	.35	.83
Less distributions from: Net investment income	(.17)	(.21)	(.24)	(.31)	(.20)	(.57)
Net realized gains on investment transactions	—	—	—	—	(.06)	(1.75)
Total distributions	(.17)	(.21)	(.24)	(.31)	(.26)	(2.32)
Redemption fees	—***	—***	—	—	—	—
Net asset value, end of period	$ 24.05	$ 23.52	$ 23.53	$ 16.76	$ 21.82	$ 21.73
Total Return (%)[c]	2.97**	.88	42.18	(21.87)	1.63	3.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	29	33	23	40	32
Ratio of expenses (%)	1.90*	1.89	1.90	1.87	1.84	1.86
Ratio of net investment income (loss) (%)	1.41*	.95	1.02	1.62	1.11	1.38
Portfolio turnover rate (%)	19*	17	13	12	12	8

[a] For the six months ended September 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.71	$ 23.73	$ 16.91	$ 22.08	$ 21.98	$ 23.45
Income (loss) from investment operations: Net investment income (loss)	.29[b]	.45[b]	.42[b]	.48[b]	.48	.54
Net realized and unrealized gain (loss) on investment transactions	.54	(.02)	6.87	(5.10)	.09	.52
Total from investment operations	.83	.43	7.29	(4.62)	.57	1.06
Less distributions from: Net investment income	(.29)	(.45)	(.47)	(.55)	(.41)	(.78)
Net realized gains on investment transactions	—	—	—	—	(.06)	(1.75)
Total distributions	(.29)	(.45)	(.47)	(.55)	(.47)	(2.53)
Redemption fees	—***	—***	—	—	—	—
Net asset value, end of period	$ 24.25	$ 23.71	$ 23.73	$ 16.91	$ 22.08	$ 21.98
Total Return (%)	3.53**	1.82	43.64	(21.07)	2.63	4.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	89	125	91	155	177
Ratio of expenses (%)	.90*	.90	.90	.86	.84	.86
Ratio of net investment income (loss) (%)	2.41*	1.94	2.02	2.63	2.11	2.38
Portfolio turnover rate (%)	19*	17	13	12	12	8
[a] For the six months ended September 30, 2005 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.
Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2005, the Fund utilized approximately $21,286,000 of its capital loss carryforward. At March 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately ($7,185,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011 (the expiration date), whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $56,010,923 and $85,601,797, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $61,574, of which $12,087 is unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2005, the amount charged to the Fund by SISC aggregated $234,580, of which $119,530 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the six months ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Class A	$ 579,432	$ 99,739
Class B	108,830	15,222
Class C	107,588	18,346
	$ 795,850	$ 133,307

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2005	Annualized Effective Rate
Class B	$ 36,027	$ 5,126.25%
Class C	35,654	5,926.25%
	$ 71,681	$ 11,052

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2005 aggregated $9,396.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2005, the CDSC for Class B and C shares aggregated $26,953 and $1,133, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended September 30, 2005, SDI received $1,890 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended September 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,480, of which $6,480 is unpaid at September 30, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Payment of such fees and expenses is allowed among all such funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended September 30, 2005, the Advisor agreed to reimburse the Fund $4,961, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2005, the custodian fees were reduced by $186 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.1 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,108,635	$ 26,461,189	4,243,598	$ 98,169,721
Class B	36,430	866,241	161,218	3,723,680
Class C	37,200	879,776	139,201	3,204,031
Institutional Class	136,093	3,272,163	365,499	8,586,657
		$ 31,479,369		$ 113,684,089
Shares issued to shareholders in reinvestment of distributions
Class A	178,162	$ 4,256,277	287,161	$ 6,619,058
Class B	6,522	155,937	15,442	355,096
Class C	7,505	179,506	11,252	259,258
Institutional Class	36,132	871,135	75,409	1,752,318
		$ 5,462,855		$ 8,985,730
Shares redeemed
Class A	(2,243,575)	$ (53,500,929)	(3,850,922)	$ (88,519,433)
Class B	(577,438)	(13,792,829)	(1,243,944)	(28,599,017)
Class C	(142,958)	(3,400,028)	(310,924)	(7,064,583)
Institutional Class	(207,889)	(4,944,000)	(1,973,751)	(46,749,467)
		$ (75,637,786)		$ (170,932,500)
Redemption fees		$ 114		$ 105
Net increase (decrease)
Class A	(956,778)	$ (22,783,463)	679,837	$ 16,269,346
Class B	(534,486)	(12,770,560)	(1,067,284)	(24,520,236)
Class C	(98,253)	(2,340,746)	(160,471)	(3,601,194)
Institutional Class	(35,664)	(800,679)	(1,532,843)	(36,410,492)
		$ (38,695,448)		$ (48,262,576)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Investment Management Agreement Approval

The Board of Directors of Scudder Flag Investors Value Builder Fund, Inc. (the "Fund") approved the continuation of the current investment management agreement with Investment Company Capital Corporation (the "Advisor") and the current sub-advisory agreement between the Advisor and Alex Brown Investment Management (the "Sub-Advisor") for investment advisory services for the Fund in September 2005. In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of the Advisor and Sub-Advisor and their affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Sub-Advisor and their predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Directors noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the Fund (Class A shares) was higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedules in effect for the Fund, while high, represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's (Class A shares) performance was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board observed that the Fund outperformed its benchmark for all three periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisors have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	81114E 102	81114E 201	81114E 300	81114E 409
Fund Number	415	615	715	535
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Value Builder Fund,
                                    Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Investors Value Builder Fund,
                                    Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005